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                                                                   EXHIBIT 10.46

                          CREDIT AND SECURITY AGREEMENT
                          Dated as of February 24, 1997

         COLLECTOR'S EDGE OF TENNESSEE, INC., a Tennessee corporation (the "Borrower"), and NORWEST CREDIT, INC., a Minnesota corporation(the "Lender"), hereby agree as follows:

                                    ARTICLE I
                                   Definitions

         Section 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular; and

                  (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles.

         "Advance" means an advance to the Borrower by the Lender under the Credit Facility.

         "Agreement" means this Credit and Security Agreement.

         "Assumption Note" means the promissory note of the Borrower payable to the order of the Lender in substantially the form of Exhibit A-1 hereto.

         "Banking Day" means a day other than a Saturday on which banks are generally open for business in Denver, Colorado and Minneapolis, Minnesota.

         "Base Rate" means the rate of interest publicly announced from time to time by Norwest Bank Minnesota, National Association, as its "base rate" or, if such bank ceases to announce a rate so designated, any similar successor rate designated by the Lender.

         "Collateral" means all of the Equipment, General Intangibles, Inventory and Receivables, together with all substitutions and replacements for and products of any of the foregoing Collateral and together with proceeds of any and all of the foregoing Collateral and, in the case of all tangible Collateral, together with all accessions and together with (i) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any such goods, and (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.


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         "Collateral Account" has the meaning specified in Section 4.1(d)
hereof.

         "Collector's Edge-Colorado" means Collector's Edge, L.P., a Delaware limited partnership.

         "Credit Facility" means the credit facility being made available to the Borrower by the Lender pursuant to Article II hereof.

         "Default" means an event that, with giving of notice or passage of time or both, would constitute an Event of Default.

         "Default Rate" means the rate of interest otherwise payable on the Notes plus two percent (2%).

         "Environmental Laws" has the meaning specified in Section 5.12 hereof.

         "Equipment" means all of the Borrower's equipment, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically (without limitation) the goods described in any equipment schedule or list herewith or hereafter furnished to the Lender by the Borrower.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Event of Default" has the meaning specified in Section 8.1 hereof.

         "General Intangibles" means all of the Borrower's general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including (without limitation) all present and future patents, patent applications, copyrights, trademarks, trade names, trade secrets, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use the Borrower's name, and the goodwill of the Borrower's business.

         "Guarantor" means any of Shop At Home, Inc., a Tennessee corporation, Urban Broadcasting Systems, Inc., a Texas corporation, and Broadcast, Cable and Satellite Technologies, Inc., a Texas corporation.

         "Inventory" means all of the Borrower's inventory, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located.


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         "Loan Documents" means this Agreement, the Note, the Collateral Account
Agreement and the Lockbox Agreement.

         "Lockbox" has the meaning specified in Section 4.1(e) hereof.

         "Notes" means the Assumption Note and the Term Note.

         "Obligations" has the meaning specified in Section 3.1 hereof.

         "Old Accounts" means those receivables of the Borrower purchased from Collector's Edge-Colorado.

         "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Premises" means all premises where the Borrower conducts its business and has any rights of possession, including (without limitation) the premises legally described in Exhibit C attached hereto.

         "Receivables" means each and every right of the Borrower to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by the Borrower or by some other person who subsequently transfers such person's interest to the Borrower, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which the Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including but not limited to all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles.

         "Security Interest" has the meaning specified in Section 3.1 hereof.

         "Solar" means Solar Communications, Inc.


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         "Solar Subordination Agreement" means the Subordination Agreement dated
December 20, 1996 between the Lender and Solar.

         "Subsidiary" means any corporation of which more than 50% of the outstanding shares of capital stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such corporation, irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by the Borrower, by the Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries.

         "Term Note" means the promissory note of the Borrower, payable to the order of the Lender in substantially the form of Exhibit A-2 hereto.

         "UCC" means the Uniform Commercial Code as in effect from time to time in the state designated in Section 9.12 hereof as the state whose laws shall govern this Agreement, or in any other state whose laws are held to govern, this Agreement or any portion hereof.

                                   ARTICLE II

                     Amount and Terms of the Credit Facility

         Section 2.1 Assumption of Indebtedness. On the terms and subject to the conditions set forth in this Agreement, the Borrower assumes personal liability for and agrees to repay to the Lender, $1,919,439.93 in principal amount of indebtedness which Collector's Edge-Colorado now owes to the Lender and agrees that such indebtedness is the legal and binding obligation of the Borrower and is not subject to any defenses or set-offs in favor of the Borrower of any kind. On and after the date of this Agreement, such indebtedness shall be secured by the Collateral as provided in Article III hereof and shall be evidenced by the Assumption Note. The Assumption Note shall bear interest and be payable as set forth in the Assumption Note and this Agreement.

         Section 2.2 Term Loan. On the terms and subject to the conditions set forth in this Agreement, the Lender agrees to make a single Advance to the Borrower in the principal amount of $1,000,000, which Advance shall be secured by the Collateral as provided in Article III hereof and shall be evidenced by the Term Note. The Term Note shall bear interest and be payable as set forth in the Term Note and this Agreement.

         Section 2.3 Interest. The principal of the Assumption Note outstanding from time to time during any month shall bear interest at an annual rate equal to the sum of the Base Rate plus one and three-quarters percent (1.75%), which rate shall change


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when and as the Base Rate changes, and the principal balance of the Term Note shall bear interest at the rate of ten percent (10%) per annum (computed in each case on the basis of actual days elapsed in a 360-day year); provided, however, that from the date on which any Default or Event of Default occurs and until such Default or Event of Default is waived or cured to the written satisfaction of the Lender, in the Lender's discretion and without waiving any of its other rights and remedies, the principal of the Advances outstanding from time to time shall bear interest at the Default Rate; and provided, further, that in any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law.

         Section 2.4 Prepayments. (a) Until such time as the aggregate amount of such prepayments exceeds $500,000, the Assumption Note shall be prepaid by 100% of the amount of collections of the Borrower of Old Accounts (net of any amounts payable to Solar pursuant to the terms of the Solar Subordination Agreement), and thereafter, by 50% of the amount of collections of the Borrower of Old Accounts (net of any amounts payable to Solar pursuant to the terms of the Solar Subordination Agreement). All such mandatory prepayments received by the Lender prior to June 30, 1997 shall be applied, first to accrued and unpaid interest on the Assumption Note, and then to the principal of the Assumption Note. All such mandatory prepayments received after June 30, 1997 shall be applied, first to accrued and unpaid interest on the Assumption Note, and then to the installments of principal payable on the Assumption Note in inverse order of maturity.

                  (b) The Borrower may prepay either Note at any time in full or from time to time in part; provided, however, that any prepayment in full shall include accrued and unpaid interest, and any prepayment in part shall be applied to the installments of principal payable on the Note being prepaid in inverse order of maturity.

         Section 2.5 Payment. All payments of principal of and interest on the Advances shall be made to the Lender in immediately available funds. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Banking Day, such payment may be made on the next succeeding Banking Day, and such extension of time shall in such case be included in the computation of interest on the Advances or the fees hereunder, as the case may be.

         Section 2.6 Liability Records. The Lender shall maintain liability records as to the obligations of the Borrower and interest accrued or paid under this Agreement. All entries made on any such record shall be presumed correct until the Borrower establishes the contrary. On demand by the Lender, the Borrower will certify in writing the exact principal balance that the Borrower then asserts to be outstanding to the Lender for Advances under this Agreement. Any billing statement or accounting rendered



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by the Lender shall be conclusive and fully binding on the Borrower unless specific written notice of exception is given to the Lender by the Borrower within 30 days after its receipt by the Borrower.

                                   ARTICLE III

                                Security Interest

         Section 3.1 Grant of Security Interest. The Borrower hereby assigns and grants to the Lender a security interest (collectively referred to as the "Security Interests") in the Collateral, as security for the payment and performance of each and every debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it arises in a transaction involving the Lender alone or in a transaction involving other creditors of the Borrower, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several, and including specifically, but not limited to, all indebtedness of the Borrower arising under this Agreement or any other loan or credit agreement or guaranty between the Borrower and the Lender, whether now in effect or hereafter entered into; all such debts, liabilities and obligations are herein collectively referred to as the "Obligations").

         Section 3.2 Notification of Account Debtors and Other Obligors. In addition to the rights of the Lender under Section 6.10 hereof, with respect to any and all rights to payment constituting Collateral the Lender may at any time after the occurrence of an Event of Default notify any account debtor or other person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. The Borrower will join in giving such notice if the Lender so requests. At any time after the Borrower or the Lender gives such notice to an account debtor or other obligor, the Lender may, but need not, in the Lender's name or in the Borrower's name, (a) demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor; and (b) as agent and attorney in fact of the Borrower, notify the United States Postal Service to change the address for delivery of the Borrower's mail to any address designated by the Lender, otherwise intercept the Borrower's mail, and receive, open and dispose of the Borrower's mail, applying all Collateral as permitted under this Agreement and holding all other mail for the Borrower's account or forwarding such mail to the Borrower's last known address.



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         Section 3.3 Assignment of Insurance. As additional security for the payment and performance of the Obligations, the Borrower hereby assigns to the Lender any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Borrower with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and the Borrower hereby directs the issuer of any such policy to pay all such monies directly to the Lender. At any time, whether before or after the occurrence of any Event of Default, the Lender may (but need not), in the Lender's name or in the Borrower's name, execute and deliver proof of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

         Section 3.4 Occupancy. (a) The Borrower hereby irrevocably grants to the Lender the right to take possession of the Premises at any time after the occurrence and during the continuance of an Event of Default.

                  (b) The Lender may use the Premises only to hold, process, manufacture, sell, use, store, liquidate, realize upon or otherwise dispose of goods that are Collateral and for other purposes that the Lender may in good faith deem to be related or incidental purposes.

                  (c) The right of the Lender to hold the Premises shall cease and terminate upon the earlier of (i) payment in full and discharge of all Obligations, and (ii) final sale or disposition of all goods constituting Collateral and delivery of all such goods to purchasers.

                  (d) The Lender shall not be obligated to pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises; provided, however, in the event that the Lender does pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises, the Borrower shall reimburse the Lender promptly for the full amount thereof. In addition, the Borrower will pay, or reimburse the Lender for, all taxes, fees, duties, imposts, charges and expenses at any time incurred by or imposed upon the Lender by reason of the execution, delivery, existence, recordation, performance or enforcement of this Agreement or the provisions of this Section 3.4.

         Section 3.5 License. The Borrower hereby grants to the Lender a non-exclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, franchises, trade names, copyrights and patents of the Borrower for the purpose of selling,



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leasing or otherwise disposing of any or all Collateral following an Event of
Default.

                                   ARTICLE IV

                              Conditions of Lending

         Section 4.1 Conditions Precedent to the Initial Advance. The obligation of the Lender to make the initial Advance under the Credit Facility shall be subject to the condition precedent that the Lender shall have received all of the following, each in form and substance satisfactory to the Lender:

                  (a) This Agreement, properly executed on behalf of the Borrower.

                  (b) The Notes, properly executed on behalf of the Borrower.

                  (c) A true and correct copy of any and all leases pursuant to which the Borrower is leasing the Premises, together with a landlord's disclaimer and consent with respect to each such lease.

                  (d) A Collateral Account Agreement, duly executed by the Borrower and a financial institution acceptable to the Lender, pursuant to which the Borrower and the institution establish a depository account (the "Collateral Account") in the name of and under the sole and exclusive control of the Lender, from which such institution agrees to transfer finally collected funds to the Lender for application as provided in Section 6.10 hereof.

                  (e) A Lockbox Agreement, duly executed by the Borrower and an institution acceptable to the Lender, pursuant to which the Borrower agrees to maintain and direct account debtors to make payment to, and such institution agrees to maintain and process payments received in, a lockbox for the benefit of the Lender (the "Lockbox"), from which Lockbox such institution shall transfer funds to the Collateral Account.

                  (f) A certificate of the Secretary or an Assistant Secretary of the Borrower and each Guarantor, certifying as to (i) the resolutions of the directors authorizing, in the case of the Borrower, the execution, delivery and performance of this Agreement and the other Loan Documents, and, in the case of each Guarantor, the Guaranty of such Guarantor and, if such Guaranty is secured, the Security Agreement of such Guarantor, (ii) the articles of incorporation and bylaws of the Borrower or such Guarantor, and (iii) the signatures of the officers or agents of the Borrower or such Guarantor authorized to execute and deliver this Agreement, the other Loan Documents and other instruments, agreements and




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certificates on behalf of the Borrower or such Guarantor, and, if applicable, the Security Agreement on behalf of such Guarantor.

                  (g) A current certificate issued by the Secretary of State of the state of the Borrower's and each Guarantor's incorporation, certifying that the Borrower and each such Guarantor is in compliance with all corporate organizational requirements of such state.

                  (h) An opinion of counsel to the Borrower and the Guarantors, addressed to the Lender.

                  (i) Certificates of the insurance required hereunder, with all hazard insurance containing a lender's loss payable endorsement in favor of the Lender and with all liability insurance naming the Lender as an additional insured.

                  (j) Guaranties, properly executed by each of the Guarantors, pursuant to which each Guarantor unconditionally guarantees the full and prompt repayment of all present and future Obligations.

                  (k) Evidence satisfactory to the Lender that (i) the Borrower has been funded with at least $1,150,000, and (ii) the NFL Players, Inc. and NFL Properties, Inc. have agreed to provide the Borrower with licenses having a term of not less than two years upon receipt of payments totaling not more than $1,400,000.

                  (l) Such other documents as the Lender in its sole discretion may require.

                                    ARTICLE V

                         Representations and Warranties

The Borrower represents and warrants to the Lender as follows:

                  Section 5.1 Corporate Existence and Power; Name; Chief Executive Office; Inventory and Equipment Locations. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Tennessee, and is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary. The Borrower has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, the Loan Documents. The chief executive office and principal place of business of the Borrower is located at the address set forth in Exhibit B hereto, and all of the Borrower's records relating to its business or the Collateral are kept at that



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location. All Inventory and Equipment is located at that location or at one of the other locations set forth in Exhibit B hereto.

         Section 5.2 Authorization of Borrowing: No Conflict as to Law or Agreements. The execution, delivery and performance by the Borrower of the Loan Documents and the borrowings from time to time hereunder have been duly authorized by all necessary corporate action and do not and will not (a) require any consent or approval of the stockholders of the Borrower, (b) require any authorization on, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, approval, registration, declaration filing or notice as has been obtained, accomplished or given prior to the date hereof, (c) violate any provision of any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to the Borrower or of the Articles of Incorporation or Bylaws of the Borrower, (d) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected, or (e) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature (other than the Security Interests) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower.

         Section 5.3 Legal Agreements. This Agreement constitutes and, upon due execution by the Borrower, the other Loan Documents will constitute, the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

         Section 5.4 Subsidiaries. The Borrower has no Subsidiaries.

         Section 5.5 Litigation. There are no actions, suits or proceedings pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or the properties of the Borrower before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to the Borrower, Affiliates, would have a material adverse effect on the financial condition, properties or operations of the Borrower.

         Section 5.6 Regulation U. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of



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the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

         Section 5.7 Default. The Borrower is in compliance with all provisions of all agreements, instruments, decrees and orders to which it is a party or by which it or its property is bound or affected, the breach or default of which could have a material adverse effect on the financial condition, properties or operations of the Borrower.

         Section 5.8 Submissions to Lender. All financial and other information provided to the Lender by or on behalf of the Borrower in connection with the Borrower's request for the Credit Facilities contemplated hereby is true and correct in all material respects and, as to projections, valuations or pro forma financial statements, present a good faith opinion as to such projections, valuations and pro forma condition and results.


                                   ARTICLE VI

                      Affirmative Covenants of the Borrower

     So long as any Note shall remain unpaid or the Credit Facility shall be outstanding, the Borrower will comply with the following requirements, unless the Lender shall otherwise consent in writing:

         Section 6.1 Reporting Requirements. The Borrower will deliver, or cause to be delivered, to the Lender each of the following, which shall be in form and detail acceptable to the Lender:

         (a) as soon as available, and in any event within 90 days after the end of each fiscal year of the Borrower, financial statements of the Borrower, which financial statements shall be audited if the Borrower obtains audited financial statements, and reviewed if the Borrower obtains reviewed financial statements, and which shall include the balance sheet of the Borrower as at the end of such fiscal year and the related statements of income, retained earnings and cash flows of the Borrower for the fiscal year then ended, all in reasonable detail and prepared in accordance with generally accepted accounting principles consistently applied, together with (i) if the financial statements are audited or reviewed, a report signed by the accountants which performed the audit or review stating that in making the investigations necessary for said opinion they obtained no knowledge, except as specifically stated, of any Default or Event of Default hereunder; and (ii) a certificate of the chief financial officer of the Borrower stating that such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied, and whether or not such officer has knowledge of the occurrence of




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any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto;

         (b) as soon as available and in any event within 20 days after the end of each month, an unaudited/internal balance sheet and statements of income and retained earnings of the Borrower as at the end of and for such month and for the year to date period then ended, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, if any, all prepared in accordance with generally accepted accounting principles consistently applied, subject to year-end audit adjustments; and accompanied by a certificate of the chief financial officer of the Borrower, stating (i) that such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied, subject to year-end audit adjustments, and (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto;

         (c) within 15 days after the end of each month, agings of the Borrower's accounts receivable and its accounts payable, an inventory certification report and a reconciliation of the obligations of Collector's Edge-Colorado paid by the Borrower as at the end of such month;

         (d) immediately after the commencement thereof, notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting the Borrower of the type described in Section 5.5 hereof or which seek a monetary recovery against the Borrower in excess of $25,000;

         (e) as promptly as practicable (but in any event not later than fifteen business days) after an officer of the Borrower obtains knowledge of the occurrence of any event which constitutes a Default or Event of Default hereunder, notice of such occurrence, together with a detailed statement by a responsible officer of the Borrower of the steps being taken by the Borrower to cure the effect of such breach, default or event;

         (f) promptly upon knowledge thereof, notice of (i) any disputes or claims by customers of the Borrower; (ii) any goods returned to or recovered by the Borrower; and (iii) any change in the persons constituting the officers and directors of the Borrower;

         (g) promptly upon knowledge thereof, notice of any loss of or material damage to any Collateral or other collateral covered by the Security Documents or of any substantial adverse change in any Collateral or such other collateral or the prospect of payment thereof;



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         (h) promptly upon their distribution, copies of all financial statements, reports and proxy statements which the Borrower or a Guarantor shall have sent to its stockholders;

         (i) promptly after the sending or filing thereof, copies of all regular and periodic financial reports which Shop At Home, Inc. shall file with the Securities and Exchange Commission or any national securities exchange;

         (j) promptly upon knowledge thereof, notice of the violation by the Borrower of any law, rule or regulation, the non-compliance with which could materially and adversely affect its business or its financial condition; and

         (k) from time to time, with reasonable promptness, any and all receivables schedules, collection reports, deposit records, equipment schedules, copies of invoices to account debtors, shipment documents and delivery receipts for goods sold, and such other material, reports, records or information as the Lender may request.

         Section 6.2 Books and Records; Inspection and Examination. The Borrower will keep accurate books of record and account for itself pertaining to the Collateral and pertaining to the Borrower's business and financial condition and such other matters as the Lender may from time to time request in which true and complete entries will be made in accordance with generally accepted accounting principles consistently applied and, upon request of the Lender, will permit any officer, employee, attorney or accountant for the Lender to audit, review, make extracts from or copy any and all corporate and financial books and records of the Borrower at all times during ordinary business hours, to send and discuss with account debtors and other obligors requests for verification of amounts owed to the Borrower, and to discuss the affairs of the Borrower with any of its directors, officers, employees or agents. The Borrower will permit the Lender, or its employees, accountants, attorneys or agents, to examine and inspect any Collateral, other collateral covered by the Security Documents or any other property of the Borrower at any time during ordinary business hours.

         Section 6.3 Account Verification. The Borrower will at any time and from time to time upon request of the Lender during the existence of a Default or an Event of Default send requests for verification of accounts or notices of assignment to account debtors and other obligors.

         Section 6.4 Compliance with Laws; Environmental Indemnity. The Borrower will (a) comply with the requirements of applicable laws and regulations,the non-compliance with which would materially and adversely affect its business or its financial condition, (b) comply with all applicable Environmental Laws and obtain any permits, licenses or similar approvals required by any such Environmental Laws, and (c) use and keep the Collateral, and will require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance. The Borrower will indemnify, defend and hold the Lender harmless from and against any claims, loss or damage to which the Lender may be subjected as a result of any past, present or future existence, use, handling, storage, transportation or disposal of any hazardous waste or substance or toxic substance by the Borrower or on property owned, leased or controlled by the Borrower. This indemnification agreement shall survive the termination of this Agreement and payment of the indebtedness hereunder.

         Section 6.5 Payment of Taxes and Other Claims. The Borrower will pay or discharge, when due, (a) all taxes, assessments and governmental charges levied or imposed upon it or upon its income or profits, upon any properties belonging to it (including, without limitation, the Collateral) or upon or against the creation, perfection or continuance of the Security Interests, prior to the date on which penalties attach thereto, (b) all federal, state and local taxes required to be withheld by it, and (c) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon any properties of the Borrower; provided, that the Borrower shall not be required to pay any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

         Section 6.6 Maintenance of Properties. (a) The Borrower will keep and maintain the Collateral, the other collateral covered by the Security Documents and all of its other properties necessary or useful in its business in good condition, repair and working order (normal wear and tear excepted) and will from time to time replace or repair any worn, defective or broken parts; provided, however, that nothing in this Section 6.6 shall prevent the Borrower from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Lender, desirable in the conduct of the Borrower's business and not disadvantageous in any material respect to the Lender.

         (b) The Borrower will defend the Collateral against all claims or demands of all persons (other than the Lender) claiming the Collateral or any interest therein.

         (c) The Borrower will keep all Collateral and other collateral covered by the Security Documents free and clear of all security interests, liens and encumbrances except the Security Interests and other security interests permitted by Section 7.1 hereof.

         Section 6.7 Insurance. The Borrower will obtain and at all times maintain insurance with insurers believed by the Borrower to be responsible and reputable, in such amounts and against such risks as may from time to time be required by the Lender, but in all events in such amounts and against such risks as is usually carried by companies engaged in similar business and owning similar properties in the same general areas in which the Borrower operates. Without limiting the generality of the foregoing, the Borrower will at all times keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with any loss payable to the Lender to the extent of its interest, and all policies of such insurance shall contain a lender's loss payable endorsement for the benefit of the Lender. All policies of liability insurance required hereunder shall name the Lender as an additional insured.

         Section 6.8 Preservation of Corporate Existence. The Borrower will preserve and maintain its corporate existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business and shall conduct its business in an orderly, efficient and regular manner.

         Section 6.9 Delivery of Instruments, Etc. Upon request by the Lender, the Borrower will promptly deliver to the Lender in pledge all instruments, documents and chattel papers constituting Collateral, duly endorsed or assigned by the Borrower.

         Section 6.10 Lockbox; Collateral Account. (a) The Borrower will irrevocably direct all present and future Account debtors and other Persons obligated to make payments constituting Collateral to make such payments directly to the Lockbox. All of the Borrower's invoices, account statements and other written or oral communications directing, instructing, demanding or requesting payment of any Account or any other amount constituting Collateral shall conspicuously direct that all payments be made to the Lockbox and shall include the Lockbox address. All payments received in the Lockbox shall be processed to the Collateral Account.

         (b) The Borrower agrees to deposit in the Collateral Account or, at the Lender's option, to deliver to the Lender all collections on Accounts, contract rights, chattel paper and other rights to payment constituting Collateral, and all other cash proceeds of Collateral, which the Borrower may receive directly notwithstanding its direction to Account debtors and other obligors to make payments to the Lockbox, immediately upon receipt thereof, in the form received, except for the Borrower's endorsement when deemed necessary. Until delivered to the Lender or deposited in the Collateral Account, all proceeds or collections of Collateral shall be held in trust by the Borrower for and as the property of the Lender and shall not be commingled with any funds or property of the Borrower. Amounts deposited in the Collateral Account shall not bear interest and shall not be subject to withdrawal by the Borrower, except after full payment and discharge of all Obligations. All such collections shall constitute proceeds of Collateral and shall not constitute payment of any Obligation. During any time when no Default or Event of Default exists, (i) collected funds from the Collateral Account representing the proceeds of Old Receivables shall be applied to prepay the Assumption Note to the extent required by Section 2.4 hereof, and (ii) all other collected funds shall be remitted by the Lender to the Borrower. During any time when a Default or Event of Default exists, collected funds from the Collateral Account may, at the discretion of the Lender be applied to repayment of obligations in such order of application as the Lender may determine. All items delivered to the Lender or deposited in the Collateral Account shall be subject to final payment. If any such item is returned uncollected, the Borrower will immediately pay the Lender, or, for items deposited in the Collateral Account, the bank maintaining such account, the amount of that item, or such bank at its discretion may charge any uncollected item to the Borrower's commercial account or other account. The Borrower shall be liable as an endorser on all items deposited in the Collateral Account, whether or not in fact endorsed by the Borrower.

         Section 6.11 Performance by the Lender. If the Borrower at any time fails to perform or observe any of the foregoing covenants contained in this
Article VI or elsewhere herein, and if such failure shall continue for a period of ten calendar days after the Lender gives the Borrower written notice thereof (or in the case of the agreements contained in Sections 6.5, 6.7 and 6.10 hereof, immediately upon the occurrence of such failure, without notice or lapse of time), the Lender may, but need not, perform or observe such covenant on behalf and in the name, place and stead of the Borrower (or, at the Lender's option, in the Lender's name) and may, but need not, take any and all other actions which the Lender may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and the Borrower shall thereupon pay to the Lender on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Lender, together with interest thereon from the date expended or incurred at the Default Rate. To facilitate the performance or observance by the Lender of such covenants of the Borrower, the Borrower hereby irrevocably appoints the Lender, or the delegate of the Lender, acting alone, as the attorney in fact of the Borrower (which appointment is coupled with an interest) with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of the Borrower any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by the Borrower under this Section 6.11.


                                   ARTICLE VII

                               Negative Covenants

         So long as any Note shall remain unpaid or the Credit Facility shall be outstanding, the Borrower agrees that, without the prior written consent of the
Lender:

                  Section 7. l Liens. The Borrower will not create or incur any mortgage, deed of trust, pledge, lien, security interest, assignment or transfer upon or of any of its assets, now owned or hereafter acquired, to secure any indebtedness; excluding, however, from the operation of the foregoing:

                  (a) the Security Interests;

                  (b) security interests in favor of Solar and Heller Financial, Inc. with respect to certain accounts of the Borrower; and

                  (c) purchase money security interests relating to the acquisition of machinery and equipment of the Borrower so long as the Borrower is in, and maintains, compliance with every other provision of this Agreement.


                  Section 7.2 Indebtedness. The Borrower will not incur, create, assume or permit to exist any indebtedness or liability on account of deposits or advances or any indebtedness for borrowed money, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations, except:

                  (a) indebtedness arising hereunder;

                  (b) indebtedness relating to liens permitted in accordance with Section 7.1(c) hereof; and

                  (c) indebtedness to Shop At Home, Inc. which is suborinated, on terms and conditions satisfactory to the Lender to the Obligations.

                  Section 7.3 Guaranties. The Borrower will not assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except the endorsement of negotiable instruments by the Borrower for deposit or collection or similar transactions in the ordinary course of business.

         Section 7.4 Investments and Subsidiaries. (a) The Borrower will not purchase or hold beneficially any stock or other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person, including specifically but without limitation any partnership or joint venture, except:

                  (1) investments in direct obligations of the United States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper issued by U.S. corporations rated "A-1" or "A-2" by Standard & Poors Corporation or "P-1" or "P-2" by Moody's Investors Service or certificates of deposit or bankers' acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000 (which certificates of deposit or bankers' acceptances are fully insured by the Federal Deposit Insurance Corporation);

                  (2) travel advances or loans to officers and employees of the Borrower not exceeding at any one time an aggregate of $10,000; and

                  (3) advances in the form of progress payments, prepaid rent or security deposits.

         (b) The Borrower will not create or permit to exist any Subsidiary.

         Section 7.5 Dividends. The Borrower will not declare or pay any dividends (other than dividends payable solely in stock of the Borrower) on any class of its stock or make any payment on account of the purchase, redemption or other retirement of any shares of such stock or make any distribution in respect thereof, either directly or indirectly.

         Section 7.6 Sale or Transfer of Assets; Suspension of Business Operations. The Borrower will not sell, lease, assign, transfer or otherwise dispose of (i) all or a substantial part of its assets, or (ii) any Collateral or any interest therein (whether in one transaction or in a series of transactions) to any other Person other than the sale of Inventory in the ordinary course of business or the disposition of Equipment which is obsolete or unnecessary in the ongoing operation of the Borrower's business, and will not liquidate, dissolve or suspend business operations. The Borrower will not in any manner transfer any property without prior or present receipt of full and adequate consideration.

         Section 7.7 Consolidation and Merger; Asset Acquisitions. The Borrower will not consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all the assets of any other Person.

         Section 7.8 Restrictions on Nature of Business. The Borrower will not engage in any line of business materially different from that presently engaged in by the Borrower and will not purchase, lease or otherwise acquire assets not related to its business.

         Section 7.9 Accounting. The Borrower will not adopt any material change in accounting principles other than as required by generally accepted accounting principles. The Borrower will not adopt, permit or consent to any change fin its fiscal year.

         Section 7.10 Defined Benefit Pension Plan. The Borrower will not adopt, create, assume or become a party to any defined benefit pension plan.

         Section 7.11 Other Defaults. The Borrower will not permit any breach, default or event of default to occur under any note, loan agreement, indenture, lease, mortgage, contract for deed, security agreement or other contractual obligation binding upon the Borrower.

         Section 7.12 Place of Business; Name. The Borrower will not transfer its chief executive office or principal place of business, or move, relocate, close or sell any business location. The Borrower will not permit any tangible Collateral or any records pertaining to the Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interests. The Borrower will not change its name.

         Section 7.13 Change in Ownership. The Borrower will not issue or sell any stock of the Borrower so as to reduce the percentage of the common stock of the Borrower which Urban Broadcasting Systems, Inc. or an affiliate thereof would receive upon conversion of the preferred stock of the Borrower held by it below 51% of the common stock of the Borrower determined on a fully diluted basis.


                                  ARTICLE VIII

                     Events of Default, Rights and Remedies

         Section 8.1 Events of Default. "Event of Default," wherever used herein, means any one of the following events:

                  (a) Default in the payment of any interest on or principal of the Notes when it becomes due and payable; or

                  (b) Default in the performance, or breach, of any covenant or agreement of the Borrower contained in this Agreement; or

                  (c) The Borrower or any Guarantor shall be or become insolvent, or admit in writing its inability to pay its debts as they mature, or make an assignment for the benefit of creditors; or the Borrower or any Guarantor shall apply for or consent to the appointment of any receiver, trustee, or similar officer for it or for all or any substantial part of its property; or such receiver, trustee or similar officer shall be appointed without the application or consent of the Borrower or such Guarantor, as the case may be; or the Borrower or any Guarantor shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against the Borrower or any such Guarantor; or any judgment, writ, warrant of attachment, garnishment or execution or similar process shall be issued or levied against a substantial part of the property of the Borrower or any Guarantor; or

                  (d) A petition shall be filed by or against the Borrower or any Guarantor under the United States Bankruptcy Code naming the Borrower or such Guarantor as debtor; or

                  (e) Any representation or warranty made by the Borrower in this Agreement, by any Guarantor in any guaranty delivered to the Lender or by the Borrower (or any of its officers) or any Guarantor in any agreement, certificate, instrument or financial statement or other statement contemplated by or made or delivered pursuant to or in connection with this Agreement or any such guaranty shall prove to have been incorrect in any material respect when deemed to be effective; or

                  (f) The rendering against the Borrower of a final judgment, decree or order for the payment of money in excess of $50,000 and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 30 consecutive days without a stay of execution; or

                  (g) A default under any bond, debenture, note or other evidence of indebtedness of the Borrower owed to any Person other than the Lender, or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed, or under any lease of any of the Premises, or under the Borrower's licenses with NFL Properties, Inc. or the NFL Players, Inc., and the expiration of the applicable period of grace, if any, specified in such evidence of indebtedness, indenture, other instrument or lease; or

                  (h) The Borrower shall liquidate, dissolve, terminate or suspend its business operations or otherwise fail to operate its business in the ordinary course, or sell all or substantially all of its assets, without the prior written consent of the Lender; or

                  (i) The Borrower shall fail to pay, withhold, collect or remit any tax or tax deficiency when assessed or due (other than any tax deficiency which is being contested in good faith and by proper proceedings and for which it shall have set aside on its books adequate reserves therefor) or notice of any state or federal tax liens shall be filed or issued; or

                  (j) Default in the payment of any amount owed by the Borrower to the Lender other than any indebtedness arising hereunder; or

                  (k) Any Guarantor shall repudiate, purport to revoke or fail to perform any such Guarantor's obligations under such Guarantor's guaranty in favor of the Lender, or any Guarantor shall cease to exist.

                  Section 8.2 Rights and Remedies. Upon the occurrence of an Event of Default or at any time thereafter, the Lender may exercise any or all of the following rights and remedies:

                  (a) The Lender may, by notice to the Borrower, declare to be forthwith due and payable the entire unpaid principal amount of the Notes then outstanding, all interest accrued and unpaid thereon, all amounts payable under this Agreement and any other Obligations, whereupon the Notes, all such accrued interest and all such amounts and Obligations shall become and be forthwith due and payable, without presentment, notice of dishonor, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower;

                  (b) The Lender may, without notice to the Borrower and without further action, apply any and all money owing by the Lender to the Borrower, including without limitation any funds on deposit with the Lender, whether or not matured, to the payment of the Advances, including interest accrued thereon, and of all other sums then owing by the Borrower hereunder;

                  (c) The Lender may, exercise and enforce any and all rights and remedies available upon default to a secured party under the UCC, including, without limitation, the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Borrower hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the

Collateral, and, in connection therewith, the Borrower will on demand assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties;

                  (d) the Lender may exercise and enforce its rights and remedies under the Loan Documents; and

                  (e) the Lender may exercise any other rights and remedies available to it by law or agreement.

Notwithstanding the foregoing, upon the occurrence of an Event of Default described in Section 8.l(e) hereof, the entire unpaid principal amount of the Notes, all interest accrued and unpaid thereon, all other amounts payable under this Agreement and any other Obligations shall be immediately due and payable automatically without presentment, demand, protest or notice of any kind.

                  Section 8.3 Certain Notices. If notice to the Borrower of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 9.3) at least ten calendar days prior to the date of intended disposition or other action.

                                   ARTICLE IX

                                  Miscellaneous

                  Section 9.l No Waiver; Cumulative Remedies. No failure or delay on the part of the Lender in exercising any right, power or remedy under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under the Loan Documents. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

                  Section 9.2 Amendments, Etc. No amendment, modification, termination or waiver of any provision of any Loan Document or consent to any departure by the Borrower therefrom or any release of a Security Interest shall be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

                  Section 9.3 Addresses for Notices, Etc. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed to the party to whom notice is being given at its address as set forth below and, if telecopied, transmitted to that party at its telecopier number set forth below:

                  If to the Borrower:

                  Collector's Edge of Tennessee, Inc.
                  2485 W. 2nd Avenue, Suite 14
                  Denver, Colorado 80223
                  Telecopier: (303) 727-9611
                  Attention: Mark A. Raymond

                  If to the Lender:

                  Norwest Credit, Inc.
                  1740 Broadway
                  Denver, Colorado 80274-8625
                  Telecopier: (303) 863-4904
                  Attention: Kathy Stafford

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy, except that notices or requests to the Lender pursuant to any of the provisions of Article II hereof shall not be effective until received by the Lender.

                  Section 9.4 Financing Statement. A carbon, photographic or other reproduction of this Agreement or of any financing statements signed by the Borrower is sufficient as a financing statement and may be filed as a financing statement in any state to perfect the security interests granted hereby. For this purpose, the following information is set forth:

                  Name and address of Debtor:

                  Collector's Edge of Tennessee, Inc.
                  2485 W. 2nd Avenue, Suite 14
                  Denver, Colorado 80223
                  Federal Tax Identification No.: Applied For

                  Name and address of Secured Party:

                  Norwest Credit, Inc.
                  1740 Broadway
                  Denver, Colorado 80274-8625

                  Section 9.5 Further Documents. The Borrower will from time to time execute and deliver or endorse any and all instruments, documents, conveyances, assignments, security agreements, financing statements and other agreements and writings that the Lender may reasonably request in order to secure, protect, perfect or enforce the Security Interests or the rights of the Lender under this Agreement (but any failure to request or assure that the Borrower executes, delivers or endorses any such item shall not affect or impair the validity, sufficiency or enforceability of this Agreement and the Security Interests, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

                  Section 9.6 Collateral. This Agreement does not contemplate a sale of accounts, contract rights or chattel paper, and, as provided by law, the Borrower is entitled to any surplus and shall remain liable for any deficiency. The Lender's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if it exercises reasonable care in physically keeping such Collateral, or in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Lender need not otherwise preserve, protect, insure or care for any Collateral. The Lender shall not be obligated to preserve any rights the Borrower may have against prior parties, to realize on the Collateral at all or in any particular manner or order or to apply any cash proceeds of the Collateral in any particular order of application.

                  Section 9.7 Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses, including (without limitation) reasonable attorneys' fees, incurred by the Lender in enforcing this Agreement, the Loan Documents and any other document or agreement related hereto or thereto, or in connection with the collection of the Obligations and all such documents and agreements and the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interests.

                  Section 9.8 Indemnity. In addition to the payment of expenses pursuant to Section 9.7 hereof and the environmental indemnity pursuant to
Section 6.4 hereof, the Borrower agrees to indemnify, defend and hold harmless the Lender, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future of officers, directors, employees and agents of the foregoing the "Indemnitees"), from and against (i) any and all transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement and the other Loan Documents or the making of the Advances, and (ii) any and all liabilities, losses, damages, penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) in connection with any investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against such Indemnitee, in any manner relating to or arising out of or in connection with the making of the Advances, this Agreement and all other Loan Documents or the use or intended use of the proceeds of the Advances (the "Indemnified Liabilities"). If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, upon request of such Indemnitee, the Borrower, or counsel designated by the Borrower and satisfactory to the Indemnitee, will resist and defend such action, suit or proceeding to the extent and in the manner directed by the Indemnitee, at the Borrower's sole cost and expense. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. If the foregoing undertaking to indemnify, defend and hold harmless may be held to be unenforceable because it violates any law or public policy, the Borrower shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligation of the Borrower under this Section 9.8 shall survive the termination of this Agreement and the discharge of the Borrower's other Obligations.

                  Section 9.9 Participants. The Lender and its participants, if any, are not partners or joint venturers, and the Lender shall not have any liability or responsibility for any obligation, act or omission of any of its participants. All rights and powers specifically conferred upon the Lender may be transferred or delegated to any of the participants, successors or assigns of the Lender.

                  Section 9.10 Execution in Counterparts. This Agreement and other Loan Documents may be executed in any number of counterparts and counterparts may be delivered by facsimile, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

                  Section 9.11 Binding Effect; Assignment; Complete Agreement. The Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights thereunder or any interest therein without the prior written consent of the Lender. This Agreement, together with the Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof.

                  Section 9.12 Governing Law; Jurisdiction,Venue; Waiver of Jury Trial. The Loan Documents shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Colorado. Each party consents to the personal jurisdiction of the state and federal courts located in the State of Colorado in connection with any controversy related to this Agreement, waives any argument that venue in any such forum is not convenient end agrees that any litigation initiated by any of them in connection with this Agreement shall be venued in either the District Court of the City and County of Denver, Colorado, or the United States District Court, District of Colorado. The parties waive any right to trial by jury in any action or proceeding based on or pertaining to this Agreement.

                  Section 9.13 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

                  Section 9.14 Headings. Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                      COLLECTOR'S EDGE OF TENNESSEE, INC.

                                      By: /s/ Everit A. Herter
                                          --------------------

                                      Its: Secretary-Treasurer


                                      NORWEST CREDIT, INC.

                                      By: /s/ Keith Palesh
                                          ----------------

                                      Its: Vice President

                                                       EXHIBIT A-1 TO CREDIT AND
                                                       SECURITY AGREEMENT


                                 ASSUMPTION NOTE

$1,919,439.93                                                   Denver, Colorado
                                                               February 24, 1997


                  For value received, the undersigned, COLLECTOR'S EDGE OF TENNESSEE, INC., a Tennessee corporation (the "Borrower"), hereby promises to pay to the order of Norwest Credit, Inc., a Minnesota corporation (the "Lender"), at its main office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of One Million Nine Hundred Nineteen Thousand Four Hundred Thirty Nine and 93/1OO Dollars ($1,919,439.93), together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement of even date herewith (the "Credit Agreement") by and between the Lender and the Borrower. The principal hereof and interest accruing thereon shall be payable as follows: (i) on June 30,1997, all accrued and unpaid interest on this Note shall be added to the principal balance hereof and shall for all purposes be deemed to be part of the outstanding principal of this Note, and (ii) thereafter, the principal balance of this Note shall be payable in twenty-one (21) equal monthly installments in an amount equal to 1/21st of the principal balance hereof outstanding immediately after the addition of accrued and unpaid interest to the principal hereof; commencing July 10, 1997 and continuing on the tenth day of each month thereafter until March 10, 1999 when the principal balance hereof remaining unpaid shall be due and payable in full. Interest accruing on this Note after June 30, 1997 shall be payable on the tenth day of each month and on earlier payment in full.

         This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Assumption Note referred to in the Credit Agreement.

         This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

         The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

         Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                                    COLLECTOR'S EDGE OF TENNESSEE, INC.

                                    By:
                                         ---------------------------------

                                    Its:
                                         ---------------------------------

                                                       EXHIBIT A-2 TO CREDIT AND
                                                       SECURITY AGREEMENT


                                    TERM NOTE

$1,000,000                                                      Denver, Colorado
                                                               February 24, 1997

                  For value received, the undersigned, COLLECTOR'S EDGE OF TENNESSEE, INC., a Tennessee corporation (the "Borrower"), hereby promises to pay to the order of Norwest Credit, Inc., a Minnesota corporation (the "Lender"), at its main office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of One Million and no/100 Dollars ($l,000,000), together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement of even date herewith (the "Credit Agreement") by and between the Lender and the Borrower. Interest accruing on this Note shall be due and payable on the tenth day of each month, commencing on March 10, 1997, and on earlier payment in full. The principal of this Note shall be payable in twenty-four(24) equal monthly installments of $41,667 each, commencing on March 10,1997 and continuing on the tenth day of each month thereafter until February 10, l999 when the principal balance hereof remains unpaid shall be due and payable in full.

         This Note is issued pursuant, and is subject to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Term Note referred to in the Credit Agreement.

         This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

         The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

         Presentment or other demand for payment, notice of dishonor and protest are expressly waived.


                                           COLLECTOR'S EDGE OF TENNESSEE, INC.

                                           By:
                                               -------------------------------
                                           Its:
                                               -------------------------------

                                                         EXHIBIT B TO CREDIT AND
                                                         SECURITY AGREEMENT



                                      NAMES
                                      -----

                       Collector's Edge of Tennessee, Inc.




               CHIEF EXECUTIVE OFFICE/PRINCIPAL PLACE OF BUSINESS
               --------------------------------------------------

                          2485 W. 2nd Avenue, Suite 14
                             Denver, Colorado 80223




                     OTHER INVENTORY AND EQUIPMENT LOCATIONS
                     ---------------------------------------

                                      None

                                                        EXHIBIT C TO CREDIT AND
                                                        SECURITY AGREEMENT


                                    PREMISES

         The Premises referred to in the Credit and Security Agreement are legally described as follows:

                           2485 W. 2nd Avenue, Suite 14
                           Denver, Colorado 80223

















































                                       33